                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert E. Lowder, P. L. McLeod, Jr., and
W. Flake Oakley, IV, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign any reports or other filings which may be required to be filed with the Securities and Exchange Commission on behalf of The Colonial BancGroup, Inc. (the "Registrant"), in relation to the amendment of the Registration Statement on Form S-3 registering common stock for issuance under The Colonial BancGroup, Inc. Dividend Reinvestment and Common Stock Purchase Plan (the "Plan"); to sign any registration statement of the Registrant on such Form S-3 or other appropriate form and any amendments thereto for the purpose of registering under the Securities Act of 1933, as amended, shares to be issued in connection with the Plan; to file such other reports or other filings, such registration statements and amendments thereto, with all exhibits thereto, and any documents in connection therewith with the Securities and Exchange Commission; and to file such notices, reports or registration statements (and amendments thereto) with any such securities authority of any state which may be necessary to register or qualify for an exemption from registration any securities issued by BancGroup in such states in relation to the Plan, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite to be done in connection with the administration of the Plan as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.



         Done this 21st day of October, 1998, in Montgomery, Alabama.



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/s/ ROBERT E. LOWDER
------------------------------                            Chairman of the Board
Robert E. Lowder                                          and Chief Executive
                                                          Officer

/s/ LEWIS BEVILLE
------------------------------                            Director
Lewis Beville


/s/ WILLIAM BRITTON
------------------------------                            Director
William Britton

/s/ JERRY J. CHESSER
------------------------------                            Director
Jerry J. Chesser

/s/ AUGUSTUS K. CLEMENTS, III
------------------------------                            Director
Augustus K. Clements, III

/s/ ROBERT CRAFT
------------------------------                            Director
Robert Craft

/s/ PATRICK F. DYE
------------------------------                            Director
Patrick F. Dye

/s/ JAMES L. HEWITT
------------------------------                            Director
James L. Hewitt



------------------------------                            Director
Clinton Holdbrooks

/s/ D. B. JONES
------------------------------                            Director
D. B. Jones


------------------------------                            Director
Harold D. King


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/s/ JOHN ED MATHISON
------------------------------                            Director
John Ed Mathison


------------------------------                            Director
Milton McGregor


------------------------------                            Director
John C. H. Miller, Jr.


------------------------------                            Director
Joe D. Mussafer

/s/ WILLIAM E. POWELL, III
------------------------------                            Director
William E. Powell, III

/s/ JACK H. RAINER
------------------------------                            Director
Jack H. Rainer

/s/ JIMMY RANE
------------------------------                            Director
Jimmy Rane

/s/ FRANCES E. ROPER
------------------------------                            Director
Frances E. Roper

/s/ SIMUEL SIPPIAL
------------------------------                            Director
Simuel Sippial


------------------------------                            Director
Ed V. Welch